UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 29, 2017

BioCorRx Inc.
(Exact name of registrant as specified in its charter)

000-54208

(Commission File Number)

Nevada	90-0967447
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2390 East Orangewood Avenue, Suite 575

Anaheim, California 92806

(Address of principal executive offices)

(714) 462-4880

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Convertible Note Purchase Agreement Entered into with BICX Holding Company LLC

As previously disclosed, on June 14, 2016, the Company and BICX Holding Company LLC (“BICX Holding”) entered into a Senior Secured Convertible Note Purchase Agreement (the “Note Purchase Agreement”) and the Company issued and sold to BICX Holding an 8% Senior Secured Convertible Promissory Note (the “June 2016 Note”) in the principal amount of $2,500,000. BICX Holding is an entity controlled by Alpine Creek Capital Partners. In addition, as previously disclosed, on March 3, 2017, the parties entered into the First Amendment to the Note Purchase Agreement (the “First Amendment”). Pursuant to the First Amendment, BIXC Holding invested another $1,660,000 for a total aggregate purchase price of $4,160,000. Based on the amount invested, the Company issued a new note to replace the June 2016 Note (the “March 2017 Note”). The main differences between the June 2016 Note and the March 2017 Note are that the principal owed to BICX Holding is now $4,160,000 and the percentage of the Company’s total authorized common stock as of March 3, 2017 into which the March 2017 Note is convertible is now 42.43%. The March 2017 Note matures on March 3, 2020.

On June 29, 2017, the parties entered into the Second Amendment to the Note Purchase Agreement and the March 2017 Note (the “Second Amendment”). The Second Amendment amends the March 2017 Note such that there is no longer an anti-dilution provision in the note. This provision in the March 2017 Note created a derivative liability for the Company which is no longer present.

In addition, the Second Amendment amends the March 2017 Note and the Note Purchase Agreement such that the Company agreed to not engage in any financing at a purchase price below the BIXC Holding purchase price. Finally, the Second Amendment amends the Note Purchase Agreement such that BICX Holding no longer has a right to participate in a subsequent financing in which the Company engages.

The March 2017 Note remains a long-term debt obligation that is material to the Company. The March 2017 Note contains certain events of default and, in the event of default, BICX Holding may, at its option, consider the March 2017 Note immediately due and payable.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the provisions of the Second Amendment which is filed hereto as Exhibit 10.1 and which is incorporated herein by reference.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Second Amendment to Senior Secured Convertible Note Purchase Agreement and Senior Secured Convertible Note by and between the Company and BICX Holding Company LLC, dated June 29, 2017

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCORRX INC.

Date: July 6, 2017	By:	/s/ Lourdes Felix
Lourdes Felix
Chief Financial Officer

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